Inventories	12 Months Ended
Dec. 31, 2024
Inventory Disclosure [Abstract]
Inventories

9. Inventories

	December 31,
	2024	2023 (Restated)	2022 (Restated)	2021 (Restated)
Raw materials	$31,589	$61,651	$87,998	$111,711
Work in progress	37,054	39,367	41,115	141,328
Finished goods	28,277	34,591	46,174	138,033
Total inventories	$96,920	$135,609	$175,287	$391,072

For the year ended December 31, 2024, inventories amounting to $3,799 that are not expected to be consumed within the Company's normal operating cycle are classified as other non-current assets (2023 - $ 4,528, 2022 - $4,851, 2021 - $1,584).

Inventory provisions, which arise from excess, obsolescence, expiry, or other factors, are recognized as a component of cost of sales within the Company's consolidated statements of operations. For the year ended December 31, 2024, the inventory provision was $37,112 (2023 – $49,792, 2022 – $160,323, 2021 – $44,190) .